UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 8, 2017

Alpha and Omega Semiconductor Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-34717	77-0553536
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Clarendon House
2 Church Street
Hamilton HM 11
Bermuda
(Address of principal executive offices)
(408) 830-9742
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [    ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [    ]

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 8, 2017, the shareholders of Alpha and Omega Semiconductor Limited (the “Company”) approved and adopted, effective immediately, Amendment No. 1 (the “Amendment”) to the Company’s Amended and Restated Bye-laws (the “Bye-laws”) at the 2017 Annual General Meeting of Shareholders (the “Annual Meeting”). The Amendment increases the authorized number of common shares of the Company (the “Common Shares”) from 50,000,000 shares to 100,000,000 shares.

The foregoing summary of the Amendment is qualified in its entirety by the Amendment, a copy of which is filed as Exhibit 3.1 to this Form 8-K and is incorporated in this Item 5.03 by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 8, 2017, the Company held its Annual Meeting in which shareholders voted on five proposals and casted their votes as described below. Details of proposals are described in the Company's definitive proxy statement filed with the Securities and Exchange Commission on October 3, 2017. There were present at the Annual Meeting, in person or represented by proxy, holders of 21,069,166 Common Shares, constituting a quorum.

Proposal 1

The following seven directors were elected to serve on the Board of Directors of the Company (the “Board”) until the 2018 Annual General Meeting of Shareholders or until their respective successors have been duly elected, and qualified as set forth below:

DIRECTORS	FOR	WITHHELD	BROKER NON-VOTES
Mike F. Chang	17,324,216	496,138	3,248,812
Yueh-Se Ho	17,326,988	493,366	3,248,812
Lucas S. Chang	17,363,642	456,712	3,248,812
Robert I. Chen	17,373,340	447,014	3,248,812
King Owyang	17,031,095	789,259	3,248,812
Michael L. Pfeiffer	17,377,628	442,726	3,248,812
Michael J. Salameh	17,377,628	442,726	3,248,812

Proposal 2

The Company’s shareholders approved an amendment of the Bye-laws to increase the number of authorized Common Shares from 50,000,000 shares to 100,000,000 shares, by the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
16,708,221	4,317,613	43,332	0

Proposal 3

The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, by the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
17,503,615	309,075	7,664	3,248,812

Proposal 4

The Company’s shareholders approved, on an advisory basis, whether the advisory shareholder vote to approve the compensation of the Company’s named executive officers should occur every year, once every two years or once every three years, by the following votes:

EVERY YEAR	EVERY TWO YEARS	EVERY THREE YEARS	ABSTAIN	BROKER NON-VOTES
13,713,109	31,560	4,075,128	557	3,248,812

Based upon the shareholder votes of Proposal 4 and consistent with the Board’s recommendation, the Board has determined that the advisory vote on the compensation of the Company’s named executive officers will be submitted to shareholders every year until the next required vote on the frequency of such votes.

Proposal 5

The Company’s shareholders ratified and approved the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm, and authorized the Company’s Board of Directors, acting through its audit committee, to determine the remuneration of such accounting firm, for the fiscal year ending June 30, 2018, by the votes set forth below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
21,054,278	8,956	5,932	0

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
3.1  Amendment No. 1 to Amended and Restated Bye-laws

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2017	Alpha and Omega Semiconductor Limited
	By:	/s/ Yifan Liang
Yifan Liang
Chief Financial Officer and Corporate Secretary